As filed with the Securities and Exchange Commission on October 30, 1997
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              -------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                              -------------------
                             ADEPT TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)
                              -------------------
      California                                        94-2900635
      ----------                                        ----------
(State of incorporation)                    (I.R.S. Employer Identification No.)

                              150 Rose Orchard Way
                           San Jose, California 95134
   (Address, including zip code, of Registrant's principal executive offices)
                              -------------------
                                1993 STOCK PLAN
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the plans)
                              -------------------
                                 BETSY A. LANGE
                           Vice President, Finance and
                             Chief Financial Officer
                             ADEPT TECHNOLOGY, INC.
                              150 Rose Orchard Way
                           San Jose, California 95134
                                 (408) 434-5012
(Name, address, and telephone number, including area code, of agent for service)
                              -------------------
                                   Copies to:
                             ROBERT P. LATTA, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94306
                                 (650) 493-9300


                                                   CALCULATION OF REGISTRATION FEE
====================================================================================================================================
          Title of Each Class                      Amount                 Proposed               Proposed             Amount of
            of Securities to                       to be                   Maximum                Maximum            Registration
             be Registered                       Registered               Offering               Aggregate              Fee(1)
                                                                            Price                Offering
                                                                          Per Share                Price
------------------------------------------------------------------------------------------------------------------------------------
Common Stock,
  no par value........................            1,500,000 shares          $12.875             $19,312,500.00       $5,853.00
====================================================================================================================================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on October 28, 1997.

====================================================================================================================================

         The contents of the Registrant's Form S-8 Registration Statement No. 333-3656 as filed with the Commission on April 12, 1996 are incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits
         --------


     Exhibit                              Documents
     Number
  ------------- -------------------------------------------------------------

       4.1*     1993 Stock Plan, as amended, and form of agreement thereunder

       4.2* 1995 Employee Stock Purchase Plan, as amended, and form of agreement thereunder

       5.1      Opinion of Wilson Sonsini Goodrich & Rosati, a Professional
                Corporation

      23.1      Consent of Ernst & Young LLP, Independent Auditors

      23.2      Consent of Counsel (contained in Exhibit 5.1)

      24.1      Power of Attorney (see page II-3)

  -------------


  * Incorporated by reference to the Exhibits filed with the Registrant's Report on Form 10-K for the fiscal year ended June 30, 1997, File No. 0-27122, as filed with the Securities and Exchange Commission on September 26, 1997.

                                   SIGNATURES


             Pursuant to the requirements of the Securities Act of 1933, the Registrant, Adept Technology, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 30th day of October, 1997.


                                              ADEPT TECHNOLOGY, INC.



                                              By:    /s/ Betsy A. Lange
                                                     ---------------------------
                                                     Betsy A. Lange
                                                     Vice President, Finance and
                                                     Chief Financial Officer

                                POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Brian
R. Carlisle and Betsy A. Lange his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated


     Signature                      Title                           Date
    -----------                   -----------                    -----------

 /s/ Brian R. Carlisle      Chairman of the Board and          October 30, 1997
-----------------------     Chief Executive Officer
(Brian R. Carlisle)         (Principal Executive Officer)


/s/ Betsy A. Lange          Vice President, Finance and        October 30, 1997
-----------------------     Chief Financial Officer
(Betsy A. Lange)            (Principal Financial and
                            Accounting Officer)


/s/ Bruce E. Shimano        Vice President, Research and       October 30, 1997
-----------------------     Development, Secretary
(Bruce E. Shimano)          and Director


/s/ Michael P. Kelly        Director                           October 30, 1997
-----------------------
(Michael P. Kelly


/s/ Cary R. Mock            Director                           October 30, 1997
-----------------------
(Cary R. Mock


/s/ John E. Pomeroy         Director                           October 30, 1997
-----------------------
(John E. Pomeroy

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                       -----------------------------------

                                    EXHIBITS

                       -----------------------------------


                       Registration Statement on Form S-8

                             Adept Technology, Inc.

                                October 30, 1997

                                INDEX TO EXHIBITS


                                                                   Sequentially
Exhibit                              Exhibit                         Numbered
Number                               -------                           Page
------                                                                 ----
  4.1* 1993 Stock Plan, as amended, and form of agreement thereunder

  4.2*     1995 Employee Stock Purchase Plan and form of ....
           agreement thereunder

  5.1      Opinion of Wilson Sonsini Goodrich & Rosati,......
           a Professional Corporation

 23.1      Consent of Ernst & Young LLP, Independent Auditors

 23.2      Consent of Counsel (included in Exhibit 5.1)......

 24.1      Power of Attorney (see page II-3).................
----------------



    * Incorporated by reference to the Exhibits filed with the Registrant's Report on Form 10-K for the fiscal year ended June 30, 1997, File No. 0-27122, as filed with the Securities and Exchange Commission on September 26, 1997.